EQ ADVISORS TRUSTSM

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

SUPPLEMENT DATED JULY 5, 2012 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates information contained in the Summary Prospectus dated May 1, 2012, as supplemented of the EQ/AXA Franklin Small Cap Value Core Portfolio of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about a portfolio manager change to the EQ/AXA Franklin Small Cap Value Core Portfolio (the “Portfolio”).

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus (“Prospectus”) is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2012, as supplemented May 4, 2012, May 7, 2012, May 31, 2012 and July 5, 2012, and Statement of Additional Information (“SAI”), dated May 1, 2012, as supplemented May 4, 2012 and May 15, 2012, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective July 1, 2012, the following information replaces in its entirety the information in the table under the section “Who Manages the Portfolio – Adviser: Franklin Advisory Services, LLC (“Franklin Advisory”) – Portfolio Managers”:

Name	Title	Date Began Managing a Portion of the Portfolio
William J. Lippman	President of Franklin Advisory	September 2006
Bruce C. Baughman, CPA	Senior Vice President and Portfolio Manager of Franklin Advisory	September 2006
Margaret McGee	Senior Vice President and Portfolio Manager of Franklin Advisory	September 2006
Donald G. Taylor, CPA	Senior Vice President and Portfolio Manager of Franklin Advisory	September 2006
Steven R. Raineri	Portfolio Manager of Franklin Advisory	July 2012